UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2019

Annual Report

to Shareholders

DWS Emerging Markets Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
31	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
46	Tax Information
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Board Members and Officers
56	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Emerging Markets Equity Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Emerging Markets Equity Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process

Portfolio management generally uses a four step management process.

In the first step, using a macroeconomic outlook, portfolio management assesses the general outlook for emerging market equities. The key drivers of this outlook are growth, valuation, and market sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings.

In the second step, portfolio management performs a bottom-up fundamental analysis of the companies in the designated countries and sectors (i.e., an analysis of the salient attributes of the various individual companies), resulting in recommended stocks for the designated countries and sectors and corresponding target prices for those stocks. Salient company attributes that portfolio management may consider include attractiveness of valuation relative to earnings, sustainability of business model, the presence of clearly identifiable catalysts, such as a specific corporate event, and positive share price momentum.

In the third step, portfolio management constructs the fund’s portfolio, weighting individual stocks based on management’s assessments and setting individual country and sector market exposure based on management’s outlook.

In the fourth and final step, portfolio management actively monitors the fund’s portfolio, including an ongoing assessment of the portfolio’s risks. Portfolio management will typically sell a security if it no longer represents good value relative to fundamentals and/or if it lacks positive catalysts.

DWS Emerging Markets Equity Fund returned 11.04% in the 12-month period ended October 31, 2019, underperforming the 11.86% gain for its benchmark, the MSCI Emerging Markets Index, and the 12.93% average return for its Morningstar peer group, Diversified Emerging Markets Funds. However, the Fund outpaced its benchmark and peers in the five-year period ended on the same date.

4	|	DWS Emerging Markets Equity Fund

Despite elevated volatility associated with slowing global growth and the U.S.-China trade conflict, emerging-markets equities posted a healthy gain in the annual period. The asset class was boosted by the shift toward more accommodative monetary policies in the developed markets, highlighted by the U.S. Federal Reserve’s two interest-rate cuts and the European Central Bank’s announcement of a new round of quantitative easing. These developments gave emerging-markets central banks the latitude to begin reducing rates, as well. In total, the positive shift in interest-rate policy provided support for investor sentiment and helped the index close the 12-month period with a double-digit gain.

“Despite elevated volatility associated with slowing global growth and the U.S.-China trade conflict, emerging-markets equities posted a healthy gain in the annual period.”

Asia was the strongest performer at the regional level, with China, India, Indonesia, and Taiwan all providing returns that were firmly above the MSCI Emerging Markets Index. The Eastern Europe / Middle East / Africa region underperformed slightly. Russia delivered a return well ahead of the broader asset class, but smaller gains for Poland, Turkey, and several oil-sensitive Middle Eastern countries led to a moderate deficit in relative performance for the category. Latin America, while finishing with a double-digit gain, was the weakest performer of the three major regions. Although Brazil strongly outperformed, Mexico lagged due in part to its above-average valuation and the persistent uncertainty surrounding U.S. trade policy.

Fund Performance

Much of the Fund’s underperformance stemmed from a cash weighting that averaged close to 9% of net assets. The extent of this position gradually declined over the course of the year as we put cash to work, reflecting our patience in the search for new investment opportunities. The portfolio’s cash position stood at 2.8% as of October 31, 2019.

Country allocations had a neutral effect on performance. The Fund benefited from its zero weightings in Malaysia and Saudi Arabia, as well as its average underweight in South Korea. A position in the Hong Kong-listed shares of Chinese companies was a further positive. However, these contributions were largely offset by the adverse impact of underweights in Brazil and Taiwan.

DWS Emerging Markets Equity Fund	|	5

Stock selection added meaningful value in the annual period, with the strongest results occurring in India. Positions in HDFC Bank Ltd. and ICICI Bank Ltd. were the leading individual contributors. We saw an opportunity in India, where the economy is driven more by domestic consumption than it is international trade. This trait provided a measure of protection from the larger issues affecting the emerging markets at various points throughout the year. Additionally, investors remained confident in the country’s policy direction under Prime Minister Narenda Modi, and corporate profits generally came in ahead of expectations.

Financial stocks also contributed to the Fund’s outperformance in Indonesia, where positions in PT Bank Central Asia Tbk and PT Bank Rakyat Indonesia Persero TBK were key contributors.

Outside of these two countries, the Chinese private-education provider New Oriental Education & Technology Group, Inc. was the leading contributor. The stock recovered from its poor performance of 2018 due to an easing regulatory overhang in the after-school tutoring sector. The company also reported better-than-expected quarterly results with strong top-line growth, and it issued guidance for reduced pressure on profit margins in the coming quarters.

On the negative side, the Fund lost some ground from stock selection in Brazil. Specifically, the iron ore and steel producers Vale SA, Gerdau SA, and Cia Siderurgica Nacional SA traded lower due to rising steel tariffs resulting from the trade dispute between the United States and China. Banco Bradesco SA was an additional detractor of note. We favor Brazil on a longer-term basis, and we see banking stocks as a way to express this view. In the near term, however, banks were disproportionately affected by financial market disruptions in Argentina.

PetroChina Co. Ltd., which lagged amid the broader weakness in oil prices and the energy sector as a whole, was the largest individual detractor. The China-based train manufacturer Zhuzhou CRRC Times Electric Co., Ltd. and the Thai financial stock Kasikornbank PCL were also notable detractors in the annual period.

Outlook and Positioning

Our strategy seeks to establish weightings in what we determine are the most fundamentally sound countries in the asset class, and then it strives to identify which stocks in those countries are in the best position to

6	|	DWS Emerging Markets Equity Fund

outperform. We also emphasize the outlook for currency performance, which can play such a large role in returns for U.S.-based investors. Given the wide dispersion in the fundamentals of individual countries across the emerging markets, we believe strategy represents a more effective approach than one that prioritizes bottom-up stock selection.

In Latin America, this approach led us to maintain an overweight in Brazil and an underweight in Mexico based on the relative values in the two countries. In the Europe/Middle East/Africa segment, we continued to favor Russia due to its valuation, but we tilted the portfolio away from South Africa, Turkey, and Poland, as well as Qatar, the United Arab Emirates, and Saudi Arabia. Our positioning in Asia featured overweights in China, India, Indonesia, and Thailand, with an underweight in Malaysia. We also saw an opportunity in China H shares (those listed in Hong Kong), which moved to a steep discount to the China-listed A shares. More broadly speaking, we think the Chinese government’s efforts to stimulate the economy will ultimately prove more important than the short-term volatility stemming from the trade dispute with the United States. The Fund closed the period with a neutral weighting in South Korea, which represented a change from the underweight that was in place for most of the past 12 months. Earnings estimates for South Korean companies experienced a sizable decline, causing valuations to fall to levels that were close to those of the 2008-2009 financial crisis. We viewed these circumstances as a compelling buying opportunity, prompting us to add to the Fund’s weighting in the country.

While the emerging markets underperformed their developed-market counterparts in the past year, we see several underlying trends that provide a reason for optimism. Gross domestic product growth remains solid, and many countries across the asset class have levers they can pull to make sure the trend continues. Whereas many developed-market nations have elevated debt that prevents them from deploying fiscal stimulus, a number of emerging-markets countries retain the ability to implement “self-help.” India, for instance, cut its corporate tax rate from 35% to 25%, with a 17% rate for companies entering the country to do business for the first time. Additionally, emerging-market central banks have ample latitude for meaningful interest rate cuts in the year ahead.

We also saw an ongoing shift in attitudes regarding corporate governance, particularly in Asia. In many countries, earnings outpaced revenues — an

DWS Emerging Markets Equity Fund	|	7

indication that companies have been cutting costs and running themselves better. This trend can be traced in part to Japanese Prime Minister Shinzo Abe’s effort to move companies’ focus toward return on equity, an approach that was subsequently adopted by South Korea and has since spread across the region. One outgrowth of this change is that Asian investors have shown a greater willingness to buy shares of local companies, creating a broader and stronger shareholder base.

Despite these favorable developments, the emerging markets continued to trade at attractive valuations relative to the developed world. We believe these factors create a positive foundation for emerging-markets equities, especially if a trade agreement between the United States and China allows investors to return their focus to fundamentals.

Portfolio Management Team

Sean Taylor, Managing Director

Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Global Head of Emerging Markets Equities: Hong Kong.

–

Joined DWS in 2013 with 21 years of industry experience. Prior to his current role, he served as Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

–	MBA, Manchester Business School.

Luiz Ribeiro, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Senior Equities Portfolio Manager: São Paolo.

–

Joined DWS in 2012 with 18 years of industry experience. Prior to joining DWS, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, he worked as an Investment Officer at IFC - World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.

–	BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC).

Marc Currat, Assistant Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Analyst and Portfolio Manager for Global Emerging Markets Equities: Hong Kong.

–

Joined DWS in 2012 with 6 years of professional experience, thereof one year in the financial industry. Prior to joining, he served as an equities and quant analyst at Surperformance SAS. Prior to that he was an auditor advisor at Currat & Associes SA.

–

BSc in Management from CIBU - California International Business University; MBA in Finance from International School of Management, Paris & St. John’s University; Investment Management Certificate (IMC).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS Emerging Markets Equity Fund

Terms to Know

MSCI Emerging Markets Index is an unmanaged equity index which captures large and mid-capitalization representation across 24 emerging markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

The Morningstar Diversified Emerging Markets Funds category encompasses funds that have at least 50% of stocks invested in the emerging markets. The average returns for the category in the one-, five- and 10-year periods ended October 31, 2019 were 12.93%, 2.23%, and 3.93%, respectively.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Contribution incorporates both a stock’s total return and its weighting in the fund.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

DWS Emerging Markets Equity Fund	|	9

Performance Summary	October 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	11.04%	3.92%	2.98%
Adjusted for the Maximum Sales Charge (max 5.75% load)	4.65%	2.70%	2.37%
MSCI Emerging Markets Index†	11.86%	2.93%	3.78%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	11.04%	3.92%	2.96%
Adjusted for the Maximum Sales Charge (max 2.50% load)	8.26%	3.40%	2.70%
MSCI Emerging Markets Index†	11.86%	2.93%	3.78%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	10.21%	3.14%	2.19%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	10.21%	3.14%	2.19%
MSCI Emerging Markets Index†	11.86%	2.93%	3.78%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 10/31/19
No Sales Charges		11.32%	6.25%
MSCI Emerging Markets Index†		11.86%	5.27%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	11.19%	4.14%	3.20%
MSCI Emerging Markets Index†	11.86%	2.93%	3.78%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	11.29%	4.19%	3.28%
MSCI Emerging Markets Index†	11.86%	2.93%	3.78%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may

10	|	DWS Emerging Markets Equity Fund

differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019 are 1.58%, 1.46%, 2.29%, 1.44%, 1.34% and 1.21% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS Emerging Markets Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on September 7, 2018.

DWS Emerging Markets Equity Fund	|	11

†

The MSCI Emerging Markets Index is an unmanaged equity index which captures large and mid-capitalization representation across 24 emerging markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
10/31/19	$19.59	$19.59	$17.38	$19.87	$19.87	$19.86
10/31/18	$17.74	$17.74	$15.77	$17.99	$18.00	$17.99

Distribution Information as of 10/31/19
Income Dividends, Twelve Months	$.10	$.10	$—	$.14	$.13	$.14

12	|	DWS Emerging Markets Equity Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/19	10/31/18
Common stocks	94%	86%
Exchange-Traded Funds	3%	9%
Cash Equivalents	3%	5%
	100%	100%

Sector Diversification (As a % of Common Stocks)	10/31/19	10/31/18
Financials	27%	39%
Information Technology	17%	12%
Consumer Discretionary	17%	9%
Communication Services	13%	11%
Energy	10%	12%
Materials	8%	7%
Consumer Staples	4%	5%
Real Estate	2%	2%
Industrials	1%	2%
Utilities	1%	1%
	100%	100%

Geographical Diversification (As a % of Common Stocks)	10/31/19	10/31/18
China	31%	30%
Korea	13%	13%
India	12%	9%
Taiwan	10%	11%
Brazil	8%	12%
Hong Kong	6%	7%
Thailand	6%	2%
Russia	4%	6%
South Africa	3%	3%
Indonesia	3%	1%
Mexico	1%	3%
Australia	1%	2%
Other	2%	1%
	100%	100%

DWS Emerging Markets Equity Fund	|	13

Ten Largest Equity Holdings at October 31, 2019 (35.7% of Net Assets)		Country	Percent
1	Alibaba Group Holding Ltd.	China	5.7%
	Provider of Internet Infrastructure, e-commerce, online financial and internet content services
2	Samsung Electronics Co., Ltd.	Korea	5.1%
	Manufacturer of electronic parts
3	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	5.0%
	Manufacturer of integrated circuits and other semiconductor devices
4	Tencent Holdings Ltd.	China	5.0%
	Provides Internet, mobile and telecommunication value-added services
5	Ping An Insurance (Group) Co. of China Ltd.	China	2.9%
	Provides a variety of insurance service
6	HDFC Bank Ltd.	India	2.9%
	Offers a wide range of services to the global corporate sector
7	Reliance Industries Ltd.	India	2.7%
	Manufactures petrochemicals, synthetic fibers, fiber intermediates and textiles
8	New Oriental Education & Technology Group, Inc.	China	2.4%
	Offers educational services
9	Industrial & Commercial Bank of China Ltd.	China	2.0%
	Provides a broad range of personal and corporate commercial banking services
10	Itau Unibanco Holding SA	Brazil	2.0%
	Provider of commercial, corporate and private banking services

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

14	|	DWS Emerging Markets Equity Fund

Investment Portfolio	as of October 31, 2019

	Shares	Value ($)
Common Stocks 92.5%
Australia 0.9%
BHP Group PLC (Cost $3,300,719)	176,481	3,740,634

Brazil 7.8%

Banco Bradesco SA (ADR)	920,322	8,062,021

CCR SA	261,962	1,073,845

Cia Siderurgica Nacional SA	1,105,327	3,252,178

Gerdau SA (ADR) (a)	585,424	1,926,045

Itau Unibanco Holding SA (ADR) (Preferred)	964,427	8,708,776

Lojas Americanas SA (Preferred)	620,591	3,093,283

Multiplan Empreendimentos Imobiliarios SA	1,848	13,460

Petroleo Brasileiro SA (ADR)	300,740	4,884,017

Vale SA (ADR)*	295,578	3,470,086

(Cost $35,570,425)		34,483,711

Chile 0.4%
Antofagasta PLC (Cost $1,980,332)	163,977	1,847,313

China 28.3%

Alibaba Group Holding Ltd. (ADR)*	141,776	25,047,566

Anhui Conch Cement Co., Ltd. “H”	552,500	3,281,763

Baidu, Inc. (ADR)*	17,478	1,780,134

Bank of China Ltd. “H”	8,227,000	3,354,909

China Construction Bank Corp. “H”	10,831,577	8,660,225

China Life Insurance Co., Ltd. “H”	1,830,000	4,717,931

China Petroleum & Chemical Corp. “H”	3,050,000	1,736,379

Ctrip.com International Ltd. (ADR)*	57,722	1,904,249

Datang International Power Generation Co., Ltd. “H”	1,116,000	220,063

Huatai Securities Co., Ltd. 144A	924,200	1,368,734

Industrial & Commercial Bank of China Ltd. “H”	12,432,095	8,875,925

KWG Group Holdings Ltd.*	2,069,000	2,076,723

NetEase, Inc. (ADR)	14,725	4,209,289

New Oriental Education & Technology Group, Inc. (ADR)*	87,842	10,721,995

PetroChina Co., Ltd. “H”	5,607,300	2,736,367

Ping An Insurance (Group) Co. of China Ltd. “H”	1,091,532	12,574,166

Tal Education Group (ADR)*	111,282	4,763,982

Tencent Holdings Ltd.	538,200	21,884,546

Topsports International Holdings Ltd. 144A*	1,320,000	1,591,894

Zhuzhou CRRC Times Electric Co., Ltd. “H”	797,000	2,966,195

(Cost $117,240,118)		124,473,035

Colombia 0.5%
Bancolombia SA (ADR) (Cost $2,198,435)	43,000	2,230,840

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Equity Fund	|	15

	Shares	Value ($)
Hong Kong 5.7%

AIA Group Ltd.	258,400	2,564,640

China Mobile Ltd.	845,652	6,858,668

China Overseas Land & Investment Ltd.	1,441,475	4,531,613

Galaxy Entertainment Group Ltd.	606,000	4,150,332

Melco Resorts & Entertainment Ltd. (ADR)	191,256	4,119,654

Shimao Property Holdings Ltd.	579,000	1,930,970

SJM Holdings Ltd.	670,000	712,744

(Cost $26,265,189)		24,868,621

India 10.6%

HDFC Bank Ltd. (ADR)	205,752	12,569,390

ICICI Bank Ltd.	240,257	1,574,576

ICICI Bank Ltd. (ADR)	422,378	5,503,585

Infosys Ltd. (ADR)	382,295	3,666,209

ITC Ltd.	770,000	2,806,337

Larsen & Toubro Ltd.	32,190	669,485

Maruti Suzuki India Ltd.	10,439	1,112,880

Reliance Industries Ltd. 144A, (GDR)	287,407	11,798,057

Tata Consultancy Services Ltd.	206,744	6,638,804

UltraTech Cement Ltd.	8,316	485,976

(Cost $40,962,552)		46,825,299

Indonesia 2.5%

PT Bank Central Asia Tbk	1,683,114	3,768,797

PT Bank Rakyat Indonesia Persero Tbk	12,323,400	3,679,618

PT Telekomunikasi Indonesia Persero Tbk	12,685,900	3,703,232

(Cost $9,024,065)		11,151,647

Korea 12.0%

Hyundai Motor Co.	28,454	2,973,253

KB Financial Group, Inc.	27,810	996,809

KT Corp.	20,066	456,819

LG Chem Ltd.	15,981	4,193,779

LG Household & Health Care Ltd.	2,852	3,084,429

Naver Corp.	11,733	1,649,310

Netmarble Corp. 144A*	12,408	956,413

POSCO	12,553	2,269,434

Samsung Electro-Mechanics Co., Ltd.	18,803	1,815,803

Samsung Electronics Co., Ltd.	525,194	22,604,910

Samsung Fire & Marine Insurance Co., Ltd.	12,812	2,379,217

Shinhan Financial Group Co., Ltd.	87,983	3,205,086

Shinsegae, Inc.	5,912	1,196,457

SK Hynix, Inc.	74,533	5,193,356

(Cost $52,255,408)		52,975,075

The accompanying notes are an integral part of the financial statements.

16	|	DWS Emerging Markets Equity Fund

	Shares	Value ($)
Mexico 1.1%

Fomento Economico Mexicano SAB de CV (ADR)	39,644	3,529,109

Gruma SAB de CV “B”	61,238	640,792

Grupo Financiero Inbursa SAB de CV “O”	505,109	628,350

(Cost $5,486,742)		4,798,251

Philippines 1.0%
BDO Unibank, Inc. (Cost $3,723,485)	1,486,300	4,533,953

Russia 3.7%

Gazprom PJSC (ADR)	741,266	5,939,394

LUKOIL PJSC (ADR)	39,464	3,633,056

Sberbank of Russia PJSC (ADR)	271,494	3,991,641

Yandex NV “A”* (b)	73,796	2,464,048

(Cost $12,572,789)		16,028,139

South Africa 3.0%

Dis-Chem Pharmacies Ltd. 144A	204,702	323,403

FirstRand Ltd.	915,114	3,955,174

Multichoice Group Ltd.*	25,574	212,959

Naspers Ltd. “N”	29,625	4,194,461

Shoprite Holdings Ltd.	145,749	1,308,100

Truworths International Ltd.	515,571	1,825,683

Woolworths Holdings Ltd.	381,238	1,450,213

(Cost $16,923,722)		13,269,993

Taiwan 9.2%

ASE Industrial Holdings Co., Ltd.	1,127,761	2,923,819

Catcher Technology Co., Ltd.	201,000	1,694,531

Chunghwa Telecom Co., Ltd.	891,000	3,275,671

Formosa Plastics Corp.	1,047,000	3,354,648

Fubon Financial Holding Co., Ltd.	1,984,000	2,898,538

Hon Hai Precision Industry Co., Ltd.	810,000	2,138,540

Taiwan Semiconductor Manufacturing Co., Ltd.	774,803	7,535,573

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	282,340	14,577,214

Vanguard International Semiconductor Corp.	947,000	2,023,512

(Cost $33,534,727)		40,422,046

Thailand 5.6%

Advanced Info Service PCL (NVDR)	601,200	4,556,377

CP ALL PCL (NVDR)	1,999,700	5,165,871

Kasikornbank PCL (NVDR)	558,100	2,570,281

PTT PCL (NVDR)	2,790,300	4,172,929

Thai Oil PCL (NVDR) (a)	1,980,000	4,476,185

The Siam Cement PCL (NVDR)	315,600	3,825,949

(Cost $25,605,439)		24,767,592

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Equity Fund	|	17

	Shares	Value ($)
Turkey 0.1%

KOC Holding AS	100,545	329,308

Turkiye Garanti Bankasi AS*	97,879	157,729

(Cost $716,326)		487,037

United Arab Emirates 0.1%
Emaar Malls PJSC (Cost $589,330)	687,850	364,641
Total Common Stocks (Cost $387,949,803)		407,267,827

Exchange-Traded Funds 3.0%

iShares FTSE A50 China Index ETF (a)	4,588,000	8,762,922

VanEck Vectors Vietnam ETF	262,858	4,263,557
Total Exchange-Traded Funds (Cost $13,267,983)		13,026,479

Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (c) (d) (Cost $15,219,626)	15,219,626	15,219,626

Cash Equivalents 2.8%
DWS Central Cash Management Government Fund, 1.82% (c) (Cost $12,146,299)	12,146,299	12,146,299

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $428,583,711)	101.7	447,660,231
Other Assets and Liabilities, Net	(1.7)	(7,642,942)

Net Assets	100.0	440,017,289

The accompanying notes are an integral part of the financial statements.

18	|	DWS Emerging Markets Equity Fund

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2019 are as follows:

Value ($) at 10/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2019	Value ($) at 10/31/2019
Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (c) (d)
387,000	14,832,626 (e)	—	—	—	33,762	—	15,219,626	15,219,626
Cash Equivalents 2.8%
DWS Central Cash Management Government Fund, 1.82% (c)
5,777,704	379,253,827	372,885,232	—	—	642,130	—	12,146,299	12,146,299
6,164,704	394,086,453	372,885,232	—	—	675,892	—	27,365,925	27,365,925

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2019 amounted to $14,239,075, which is 3.2% of net assets.

(b)	Listed on the NASDAQ Stock Market, Inc.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

FTSE: Financial Times and the London Stock Exchange

GDR: Global Depositary Receipt

NVDR: Non-Voting Depository Receipt

PJSC: Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Equity Fund	|	19

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$3,740,634	$—	$3,740,634
Brazil	34,483,711	—	—	34,483,711
Chile	—	1,847,313	—	1,847,313
China	48,427,215	76,045,820	—	124,473,035
Colombia	2,230,840	—	—	2,230,840
Hong Kong	4,119,654	20,748,967	—	24,868,621
India	33,537,241	13,288,058	—	46,825,299
Indonesia	—	11,151,647	—	11,151,647
Korea	—	52,975,075	—	52,975,075
Mexico	4,798,251	—	—	4,798,251
Philippines	—	4,533,953	—	4,533,953
Russia	16,028,139	—	—	16,028,139
South Africa	—	13,269,993	—	13,269,993
Taiwan	14,577,214	25,844,832	—	40,422,046
Thailand	—	24,767,592	—	24,767,592
Turkey	—	487,037	—	487,037
United Arab Emirates	—	364,641	—	364,641
Exchange-Traded Funds	4,263,557	8,762,922	—	13,026,479
Short-Term Investments (f)	27,365,925	—	—	27,365,925
Total	$189,831,747	$257,828,484	$—	$447,660,231

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Emerging Markets Equity Fund

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $401,217,786) — including $14,239,075 of securities loaned	$420,294,306
Investment in DWS Government & Agency Securities Portfolio (cost $15,219,626)*	15,219,626
Investment in DWS Central Cash Management Government Fund (cost $12,146,299)	12,146,299
Foreign currency, at value (cost $7,219,917)	7,241,363
Receivable for investments sold	537,545
Receivable for Fund shares sold	1,046,655
Dividends receivable	465,048
Interest receivable	25,532
Other assets	46,438
Total assets	457,022,812

Liabilities
Cash Overdraft	537,545
Payable upon return of securities loaned	15,219,626
Payable for Fund shares redeemed	788,890
Accrued management fee	126,326
Accrued Directors’ fees	4,673
Other accrued expenses and payables	328,463
Total liabilities	17,005,523
Net assets, at value	$440,017,289

Net Assets Consist of
Distributable earnings (loss)	(8,862,282)
Paid-in capital	448,879,571
Net assets, at value	$440,017,289

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Equity Fund	|	21

Statement of Assets and Liabilities as of October 31, 2019 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($23,358,451 ÷ 1,192,120 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$19.59

Maximum offering price per share (100 ÷ 94.25 of $19.59)	$20.79
Class T

Net Asset Value and redemption price per share ($11,283 ÷ 576 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$19.59

Maximum offering price per share (100 ÷ 97.50 of $19.59)	$20.09
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,936,503 ÷ 341,527 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$17.38
Class R6

Net Asset Value, offering and redemption price per share ($24,684 ÷ 1,242.5 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$19.87
Class S

Net Asset Value, offering and redemption price per share ($202,969,565 ÷ 10,213,128 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$19.87
Institutional Class

Net Asset Value, offering and redemption price per share ($207,716,803 ÷ 10,458,648 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$19.86

The accompanying notes are an integral part of the financial statements.

22	|	DWS Emerging Markets Equity Fund

Statement of Operations

for the year ended October 31, 2019

Investment Income
Income:

Dividends (net of foreign taxes withheld of $1,040,605)	$11,872,727
Interest	34,172
Income distributions — DWS Central Cash Management Government Fund	642,130
Securities lending income, net of borrower rebates	33,762
Total income	12,582,791
Expenses:

Management fee	2,463,121
Administration fee	351,874
Services to shareholders	499,836
Distribution and service fees	98,313
Custodian fee	147,120
Professional fees	96,795
Reports to shareholders	77,901
Registration fees	136,072
Directors’ fees and expenses	20,543
Other	37,887
Total expenses before expense reductions	3,929,462
Expense reductions	(522,820)
Total expenses after expense reductions	3,406,642
Net investment income (loss)	9,176,149

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	2,502,052
Foreign currency	(136,378)
2,365,674
Change in net unrealized appreciation (depreciation) on:

Investments	14,367,125
Foreign currency	61,282
14,428,407
Net gain (loss)	16,794,081
Net increase (decrease) in net assets resulting from operations	$25,970,230

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Equity Fund	|	23

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2019	2018

Operations:

Net investment income (loss)	$9,176,149	$1,326,423
Net realized gain (loss)	2,365,674	2,672,831
Change in net unrealized appreciation (depreciation)	14,428,407	(17,854,138)
Net increase (decrease) in net assets resulting from operations	25,970,230	(13,854,884)
Distributions to shareholders:

Class A	(54,096)	(48,514)
Class T	(55)	(52)
Class R6	(74)	—
Class S	(1,033,460)	(423,626)
Institutional Class	(441,967)	(72,972)
Total distributions	(1,529,652)	(545,164)
Fund share transactions:

Proceeds from shares sold	533,171,110	118,734,902
Reinvestment of distributions	1,502,893	519,832
Payments for shares redeemed	(248,959,969)	(62,332,008)
Net increase (decrease) in net assets from Fund share transactions	285,714,034	56,922,726
Increase (decrease) in net assets	310,154,612	42,522,678
Net assets at beginning of period	129,862,677	87,339,999

Net assets at end of period	$440,017,289	$129,862,677

The accompanying notes are an integral part of the financial statements.

24	|	DWS Emerging Markets Equity Fund

Financial Highlights

	Years Ended October 31,
Class A	2019	2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$17.74	$19.54	$15.71	$14.49		$16.53
Income (loss) from investment operations:

Net investment income (loss)[a]	.48	.19	.10	.05		.06
Net realized and unrealized gain (loss)	1.47	(1.90)	3.77	1.17		(1.95)
Total from investment operations	1.95	(1.71)	3.87	1.22		(1.89)
Less distributions from:
Net investment income	(.10)	(.09)	(.04)	—		(.15)
Redemption fees	—	—	—	.00	*	.00 *
Net asset value, end of period	$19.59	$17.74	$19.54	$15.71		$14.49
Total Return (%)[b,c]	11.04	(8.79)	24.75	8.42		(11.57)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	9	10	8		10
Ratio of expenses before expense reductions (%)	1.36	1.55	1.86	2.16		1.97
Ratio of expenses after expense reductions (%)	1.15	1.15	1.35	1.67		1.63
Ratio of net investment income (loss) (%)	2.49	.98	.59	.35		.40
Portfolio turnover rate (%)	32	34	14	72		18

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Equity Fund	|	25

	Years Ended October 31,		Period Ended
Class T	2019	2018	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$17.74	$19.54	$17.54
Income (loss) from investment operations:

Net investment income (loss)[b]	.39	.19	.13
Net realized and unrealized gain (loss)	1.56	(1.90)	1.87
Total from investment operations	1.95	(1.71)	2.00
Less distributions from:
Net investment income	(.10)	(.09)	—
Net asset value, end of period	$19.59	$17.74	$19.54
Total Return (%)[c,d]	11.04	(8.79)	11.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	10	11
Ratio of expenses before expense reductions (%)	1.30	1.43	1.65	*
Ratio of expenses after expense reductions (%)	1.15	1.15	1.15	*
Ratio of net investment income (loss) (%)	2.07	.97	1.70	*
Portfolio turnover rate (%)	32	34	14	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

26	|	DWS Emerging Markets Equity Fund

	Years Ended October 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$15.77	$17.43	$14.07	$13.07	$14.92
Income (loss) from investment operations:

Net investment income (loss)[a]	.26	.06	(.01)	(.05)	(.05)
Net realized and unrealized gain (loss)	1.35	(1.72)	3.37	1.05	(1.77)
Total from investment operations	1.61	(1.66)	3.36	1.00	(1.82)
Less distributions from:
Net investment income	—	—	—	—	(.03)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$17.38	$15.77	$17.43	$14.07	$13.07
Total Return (%)[b,c]	10.21	(9.52)	23.88	7.65	(12.24)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3	3	2	2
Ratio of expenses before expense reductions (%)	2.08	2.26	2.57	2.91	2.76
Ratio of expenses after expense reductions (%)	1.90	1.90	2.09	2.42	2.38
Ratio of net investment income (loss) (%)	1.55	.31	(.09)	(.40)	(.34)
Portfolio turnover rate (%)	32	34	14	72	18

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Equity Fund	|	27

	Year Ended October 31,	Period Ended
Class R6	2019	10/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$17.99	$18.68
Income (loss) from investment operations:

Net investment income (loss)[b]	.48	.02
Net realized and unrealized gain (loss)	1.54	(0.71)
Total from investment operations	2.02	(0.69)
Less distributions from:
Net investment income	(.14)	—
Net asset value, end of period	$19.87	$17.99
Total Return (%)[c]	11.32	(3.69	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	25	10
Ratio of expenses before expense reductions (%)	1.21	1.41	*
Ratio of expenses after expense reductions (%)	.90	.90	*
Ratio of net investment income (loss) (%)	2.51	.63	*
Portfolio turnover rate (%)	32	34	[d]

[a]	For the period from September 7, 2018 (commencement of operations) to October 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

28	|	DWS Emerging Markets Equity Fund

	Years Ended October 31,
Class S	2019	2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$18.00	$19.82	$15.94	$14.70		$16.77
Income (loss) from investment operations:

Net investment income (loss)[a]	.48	.24	.15	.09		.11
Net realized and unrealized gain (loss)	1.52	(1.93)	3.81	1.18		(1.99)
Total from investment operations	2.00	(1.69)	3.96	1.27		(1.88)
Less distributions from:
Net investment income	(.13)	(.13)	(.08)	(.03)		(.19)
Redemption fees	—	—	—	.00	*	.00 *
Net asset value, end of period	$19.87	$18.00	$19.82	$15.94		$14.70
Total Return (%)[b]	11.19	(8.61)	25.03	8.68		(11.29)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	203	89	65	46		48
Ratio of expenses before expense reductions (%)	1.12	1.31	1.57	1.90		1.74
Ratio of expenses after expense reductions (%)	.98	.98	1.14	1.42		1.38
Ratio of net investment income (loss) (%)	2.46	1.19	.87	.62		.68
Portfolio turnover rate (%)	32	34	14	72		18

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Equity Fund	|	29

	Years Ended October 31,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$17.99	$19.81	$15.92	$14.68	$16.75
Income (loss) from investment operations:

Net investment income (loss)[a]	.55	.28	.21	(.04)	.11
Net realized and unrealized gain (loss)	1.46	(1.96)	3.76	1.31	(1.99)
Total from investment operations	2.01	(1.68)	3.97	1.27	(1.88)
Less distributions from:
Net investment income	(.14)	(.14)	(.08)	(.03)	(.19)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$19.86	$17.99	$19.81	$15.92	$14.68
Total Return (%)[b]	11.29	(8.54)	25.05	8.76	(11.30)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	208	28	9	1	8
Ratio of expenses before expense reductions (%)	1.05	1.18	1.34	1.72	1.53
Ratio of expenses after expense reductions (%)	.90	.90	.97	1.42	1.38
Ratio of net investment income (loss) (%)	2.82	1.40	1.14	(.28)	.67
Portfolio turnover rate (%)	32	34	14	72	18

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Emerging Markets Equity Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Emerging Markets Equity Fund (the “Fund”) is a diversified series of Deutsche DWS International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS Emerging Markets Equity Fund	|	31

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency

32	|	DWS Emerging Markets Equity Fund

denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within

DWS Emerging Markets Equity Fund	|	33

a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2019, the Fund had securities on loan which were classified as common stocks and Exchange-Traded Funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Remaining Contractual Maturity of the Agreements as of October 31, 2019

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$6,121,931	$—	$—	$—	$6,121,931
Exchange-Traded Funds	9,097,695	—	—	—	9,097,695
Total Borrowings	$15,219,626	$—	$—	$—	$15,219,626
Gross amount of recognized liabilities for securities lending transactions					$15,219,626

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $36,072,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($12,397,000) and long-term losses ($23,675,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2019 and has determined that no position for income tax

34	|	DWS Emerging Markets Equity Fund

and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$8,621,673
Capital loss carryforwards	$(36,072,000)
Net unrealized appreciation (depreciation) on investments	$18,562,039

At October 31, 2019, the aggregate cost of investments for federal income tax purposes was $429,098,192. The net unrealized depreciation for all investments based on tax cost was $18,562,039. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $44,109,474 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $25,547,435.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2019	2018
Distributions from ordinary income*	$1,529,652	$545,164

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses

DWS Emerging Markets Equity Fund	|	35

which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $385,597,300 and $99,896,676, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

DWS Investments Hong Kong Limited (formerly Deutsche Asset Management (Hong Kong) Limited), an affiliate of DIMA, serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.70% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2018 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain

36	|	DWS Emerging Markets Equity Fund

operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.15%
Class T	1.15%
Class C	1.90%
Class R6	.90%
Class S	.98%
Institutional Class	.90%

For the year ended October 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$43,706
Class T	16
Class C	8,664
Class R6	38
Class S	247,351
Institutional Class	223,045
$522,820

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2019, the Administration Fee was $351,874, of which $36,732 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2019
Class A	$10,556	$1,763
Class T	21	3
Class C	797	160
Class R6	30	10
Class S	50,711	8,495
Institutional Class	4,263	943
	$66,378	$11,374

DWS Emerging Markets Equity Fund	|	37

In addition, for the year ended October 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$24,282
Class C	5,186
Class S	239,049
Institutional Class	134,064
$402,581

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2019
Class C	$36,989	$3,561

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2019	Annual Rate
Class A	$49,036	$10,046	.24%
Class T	16	9	.15%
Class C	12,272	1,927	.25%
	$61,324	$11,982

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2019 aggregated $4,982.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase.

There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares

38	|	DWS Emerging Markets Equity Fund

redeemed for Class C. For the year ended October 31, 2019, the CDSC for Class C shares aggregated $855. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $19,331, of which $8,036 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,600.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

DWS Emerging Markets Equity Fund	|	39

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2019.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,063,743	$20,290,392	235,489	$4,727,401
Class C	254,305	4,309,653	142,537	2,574,024
Class R6	705	13,813	535 *	10,001 *
Class S	13,275,474	252,057,838	3,491,473	69,341,347
Institutional Class	13,374,579	256,499,414	2,163,326	42,082,129
		$533,171,110		$118,734,902

Shares issued to shareholders in reinvestment of distributions
Class A	3,049	$53,251	2,383	$47,718
Class T	3	55	3	52
Class R6	4	74	—	—
Class S	56,923	1,007,546	19,679	399,090
Institutional Class	25,012	441,967	3,604	72,972
		$1,502,893		$519,832

Shares redeemed
Class A	(409,103)	$(7,853,063)	(215,722)	$(4,283,465)
Class C	(95,350)	(1,606,759)	(145,019)	(2,503,012)
Class R6	(2)	(49)	—	—
Class S	(8,083,592)	(153,032,880)	(1,811,607)	(35,487,705)
Institutional Class	(4,504,341)	(86,467,218)	(1,076,969)	(20,057,826)
		$(248,959,969)		$(62,332,008)

40	|	DWS Emerging Markets Equity Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars	Shares		Dollars

Net increase (decrease)
Class A	657,689	$12,490,580	22,150		$491,654
Class T	3	55	3		52
Class C	158,955	2,702,894	(2,482)		71,012
Class R6	707	13,838	535	*	10,001	*
Class S	5,248,805	100,032,504	1,699,545		34,252,732
Institutional Class	8,895,250	170,474,163	1,089,961		22,097,275
		$285,714,034			$56,922,726

*	For the period from September 7, 2018 (commencement of operations of Class R6) to October 31, 2018.

G. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Directors (the “Board of Directors”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended October 31, 2018 and October 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2018 and October 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Directors and the Board of Directors approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2019. During the Fund’s fiscal years ended October 31, 2018 and October 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

DWS Emerging Markets Equity Fund	|	41

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Deutsche DWS International Fund, Inc. and Shareholders of DWS Emerging Markets Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting Deutsche DWS International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of October 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS International Fund, Inc.) at October 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended October 31, 2018, and the financial highlights for the years ended October 31, 2015, October 31, 2016, October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

42	|	DWS Emerging Markets Equity Fund

material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2019

DWS Emerging Markets Equity Fund	|	43

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019 to October 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS Emerging Markets Equity Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$979.50	$979.50	$975.90	$981.20	$980.30	$980.70
Expenses Paid per $1,000*	$5.74	$5.74	$9.46	$4.49	$4.89	$4.49

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,019.41	$1,019.41	$1,015.63	$1,020.67	$1,020.27	$1,020.67
Expenses Paid per $1,000*	$5.85	$5.85	$9.65	$4.58	$4.99	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Emerging Markets Equity Fund	1.15%	1.15%	1.90%	.90%	.98%	.90%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS Emerging Markets Equity Fund	|	45

Tax Information	(Unaudited)

The Fund paid foreign taxes of $712,888 and earned $8,298,791 of foreign source income during the year ended October 31, 2019. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.37 per share as income earned from foreign sources for the year ended October 31, 2019.

For federal income tax purposes, the Fund designates $14,205,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

46	|	DWS Emerging Markets Equity Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS Emerging Markets Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and DWS Investments Hong Kong Limited (“DWS HK”), an affiliate of DIMA, in September 2019.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed

DWS Emerging Markets Equity Fund	|	47

the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS HK are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS HK’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS HK provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including DWS HK. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance

48	|	DWS Emerging Markets Equity Fund

(Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board considered that, effective May 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.70%. With respect to the sub-advisory fee paid to DWS HK, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

DWS Emerging Markets Equity Fund	|	49

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS HK.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

50	|	DWS Emerging Markets Equity Fund

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Emerging Markets Equity Fund	|	51

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

52	|	DWS Emerging Markets Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

DWS Emerging Markets Equity Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

54	|	DWS Emerging Markets Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Emerging Markets Equity Fund	|	55

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

56	|	DWS Emerging Markets Equity Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKTX	SEKCX	SEMGX	SEKIX
CUSIP Number	25156G 103	25156G 566	25156G 301	25156G 400	25156G 780
Fund Number	479	1779	779	2079	1479

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SEKRX
CUSIP Number	25156G 426
Fund Number	1679

DWS Emerging Markets Equity Fund	|	57

Notes

Notes

Notes

Notes

Notes

Notes

DEMEF-2

(R-024958-9 12/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS emering markets equity fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$62,433	$0	$8,564	$0
2018	$76,011	$0	$0	$2,500

The “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2018.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended October 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended October 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,564	$740,482	$0	$749,046
2018	$2,500	$0	$0	$2,500

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended October 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2019